UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                           0-22624               05-0473908
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(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                               19061
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)




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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(b) On July 25, 2005, Robert P. Huberty joined Foamex International Inc. as Interim Chief Accounting Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2005

                                        FOAMEX INTERNATIONAL INC.


                                        By:      /s/ K. Douglas Ralph
                                                 -------------------------------
                                        Name:    K. Douglas Ralph
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer